CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 18 to Registration Statement No. 333-102295 of the Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company (the “Company”) on Form N-4 of our report dated March 27, 2020 on the financial statements and financial highlights of each of the Sub-Accounts of the Allstate Financial Advisors Separate Account I appearing in the Statement of Additional Information, which is part of such Registration Statement and to the incorporation by reference of our report dated February 28, 2020 relating to the financial statements of Allstate Life Insurance Company and subsidiaries, appearing in the Annual Report on Form 10-K for the year ended December 31, 2019.
We also consent to the references to us under the heading “Experts” in the Prospectus and in the Statement of Additional Information, which are part of such Registration Statement.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
April 20, 2020